UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2024

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On July 5, 2024, Virpax Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement, dated July 5, 2024 (the “Purchase Agreement”), with an institutional investor (the “Investor”) pursuant to which, on July 5, 2024, the Company issued to the Investor a senior secured promissory note in the principal amount of $2,500,000 (the “Secured Note”) for $2,500,000 (the “Subscription Amount”). This transaction is referred to as the “Financing.” The Company used the proceeds from the Financing to finance the satisfaction of its liabilities with respect to the litigation captioned Sorrento Therapeutics, Inc. and Scilex Pharmaceuticals Inc. v. Anthony Mack and Virpax Pharmaceuticals, Inc. (Case No. 2021-0210-PAF).

The Secured Note bears interest at the rate of 18% per annum with the principal and accrued interest due in full on December 31, 2025. In order to secure the Company’s obligations under the Secured Note, the Company entered into a Security Agreement, dated July 5, 2024 (the “Security Agreement”), granting the Investor a security interest in substantially all of the Company’s personal property and assets, including its intellectual property. The Secured Note contains customary events of default. If an event of default occurs, the Investor may accelerate the indebtedness under the Secured Note, in an amount equal to 110% of the outstanding principal amount and accrued and unpaid interest plus liquidated damages and other amounts, costs, expenses and/or liquidated damages due under or in respect of the Secured Note, if any.

The Purchase Agreement provides that it was a condition of the closing of the Financing that not less than five of the current members of the Company’s Board of Directors resign and that four nominees designated by the Investor be appointed to the Board of Directors. As a result, effective as of the closing of the Financing, (i) each of Barbara Ruskin, Jerrold Sendrow, Jeffrey Gudin, Thani Jambulingam and Michael F. Dubin resigned as directors of the Company, and (ii) the Company’s Board of Directors appointed Judy Su as a Class I Director, Jatinder Dhaliwal and Katharyn Field as Class II directors, and Gary Herman as a Class III director of the Company.

The Purchase Agreement also provides that the Company and Investor will negotiate in good faith in order to agree upon and consummate an equity or debt financing (a “Subsequent Financing”) of not less than $5,000,000 as soon as practicable after the closing date of the Financing and that (i) the Investor shall have the exclusive right to negotiate the terms of and consummate any Subsequent Financing until September 30, 2024 on terms no less favorable than a third party would offer; and (ii) in any event, the Investor shall have a right of refusal with respect to any Subsequent Financing that may be consummated by any third-party on or before September 30, 2024. In the event that a Subsequent Financing of at least $5,000,000 is not provided by Investor (and/or its Affiliate(s) and/or third-party other designee(s)) on or before September 30, 2024, then the Investor nominated Board members shall resign from the Company’s Board of Directors effective immediately.

The Purchase Agreement and the Security Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. Among other things, the Investor represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), and the Company sold the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The foregoing descriptions of the Secured Note, Purchase Agreement, and Security Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 4.1, 10.1, and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 above, the Company issued the Secured Note on July 5, 2024 and entered into the Security Agreement granting the holder of the Secured Note a security interest in substantially all of its personal property and assets, including its intellectual property.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference. Upon the closing of the Financing, the Investor acquired control of the Company by appointing a majority of the Company’s Board of Directors.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the closing of the Financing, (i) each of Barbara Ruskin, Jerrold Sendrow, Jeffrey Gudin, Thani Jambulingam and Michael F. Dubin resigned as directors of the Company, and (ii) the Company’s Board of Directors appointed Judy Su as a Class I Director, Jatinder Dhaliwal and Katharyn Field as Class II directors, and Gary Herman as a Class III director of the Company. Mr. Herman and Ms. Field were each appointed to serve as members of the Audit Committee of the Board of Directors.

The principal occupation and brief summary of the backgrounds of Judy Su, Jatinder Dhaliwal, Katharyn Field and Gary Herman are as follows:

Judy Su was a lead pharmacist at a national drug store from 2012 to 2018 and has a vast understanding of large-scale retail distribution of scheduled drugs and medications. Currently, Ms. Su works as a pharmacist in the public sector, a position she has held since February 2018, where she is instrumental in pharmaceutical practices of the province. She has five years of experience serving as an independent director for multiple publicly traded companies listed in Canada (CSE,TSX). Ms. Su graduated in 2012 from the University of British Columbia with a bachelor’s degree in pharmacy.

Jatinder (Jay) Dhaliwal is a registered pharmacist and has served as CEO and director of multiple publicly traded companies listed in Canadian (CSE, TSX) and American (Nasdaq) exchanges. Since June 2022, Mr. Dhaliwal has served as director and chairman of the board of Akanda Corp., a leading seed to patient cannabis producer based out of Europe and currently listed on the Nasdaq. He also serves as chief executive officer and director of Binovi Technologies Corp., a biotech company, since January 2022. He has been and currently serves as chief executive officer and a director of Global Health Clinics LTD, a business that engages in the cannabis industry and operates medical clinics which guide patients through the process of becoming legal users of marijuana, since March 2019. Mr. Dhaliwal also currently serves as a director at LQR House Inc, a Nasdaq listed ecommerce company and marketing agency specialized in the alcohol industry, a position he has held since August 2023. His experience as an executive and a director with large retail cannabis operations has given him an in-depth knowledge of dealing with government agencies associated with liquor and cannabis boards. From July 2022 until May 2023, Mr. Dhaliwal served as chief executive officer and director of Kiaro Holding Corp., a retail cannabis company. Previously, he served as chief executive officer and a director of EGF Theramed Health Corp., a biomedical company, from January 2020 to August 2022. He also served as a director of Makara Mining from August 2021 until September 2022 and Intact Gold Corp from August 2019 until June 2020. Mr. Dhaliwal’s experience in pharmaceuticals has allowed him to utilize his skills to drive growth at the consumer level and save through supply chain negotiations. He has extensive knowledge in agricultural, medical and pharmaceutical operations. Mr. Dhaliwal holds a Bachelor of Pharmacy from the University of British Columbia and a Bachelor of Science in biology from the University of Victoria. Mr. Dhaliwal has overseen the acquisition and development of numerous projects, technology platforms and applications. He has overseen operations of numerous retail and commercial operations and implemented various health protocols and technology advances into health and wellness chains.

Katharyn (Katie) Field has a background which includes positions spanning both the private and public sectors and brings a wealth of experience and expertise in strategy consulting and executive leadership. Ms. Field is currently the chief executive officer and Chairman of Halo Collective Inc., a cannabis company, where she has served since May 2019, an Executive Director at Akanda Corporation, a medical cannabis company, where she has served since June 2022, and the Chairperson of Aerwins Technology, a technology company, where she has served since June 2023. Previously, she served as a director of Elegance Brands from March 2021 until March 2022. She has held prominent positions at renowned organizations such as The White House in the office of the public liaison, The Brookings Institution as a manager of operations, and Bain & Company as a consultant. In 2014, Ms. Field entered the cannabis industry and played a pivotal role in the procurement, build-out, and sale of one of the original vertically integrated licensed medical marijuana treatment centers in Florida. Subsequently, she operated a strategy consulting practice focused on cannabis and served as Executive Vice President of Corporate Development at MariMed from 2018 to 2019. Ms. Field holds an MBA from Columbia Business School and a BA with honors from Stanford University.

Gary Herman is a seasoned investor boasting extensive years of investment and advisory prowess. From 2006 until 2021, he co-managed Strategic Turnaround Equity Partners, LP (Cayman) and its affiliates, focused primarily on undervalued publicly traded securities, and from 2005 until 2020 he was affiliated with Arcadia Securities LLC, a New York based broker-dealer. Mr. Herman was a managing member of Abacoa Capital Management, LLC from January 2011 until August 2013, where his focus centered on the Global-Macro investment strategy. His background also includes tenure as an investment banker at Burnham Securities, Inc. from 1997 until 2002 and as a managing partner of Kingshill Group, Inc., a multinational merchant banking and financial firm, from 1993 until 1997. Mr. Herman serves on the board of directors of various public companies, including XS Financial, Inc. since September 2019, SusGlobal Energy, Inc. since April 2021, SRM Entertainment, Inc. since December 2022, LQR House, Inc. since August 2023, and Siyata Mobile, Inc. since August 2023. Previously, he also served as a director of Safety Shot, Inc, a public company, from March 2022 until August 2023. Mr. Herman received a B.S. in Political Science from the University at Albany, with minors in Business and Music.

Each of Ms. Su, Mr. Dhaliwal, Ms. Field and Mr. Herman will receive the standard compensation available to the Company’s current non-employee directors, including in accordance with the Company’s 2022 Equity Incentive Plan, an initial award of options to purchase 2,500 shares of the Company’s Common Stock, and an annual award of options to purchase 1,500 shares of the Company’s Common Stock.

There are no family relationships between Judy Su, Jatinder Dhaliwal, Katharyn Field or Gary Herman and any of the Company’s directors or executive officers. Judy Su, Jatinder Dhaliwal, Katharyn Field and Gary Herman do not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described in Item 1.01 above, there were no arrangements or understandings by which Judy Su, Jatinder Dhaliwal, Katharyn Field and Gary Herman were appointed as a member of the Board of Directors.

Item 7.01. Regulation FD Disclosure.

On July 8, 2024, the Company issued a press release regarding the Financing and the reorganization of its Board of Directors. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
4.1	Form of Secured Note

10.1	Securities Purchase Agreement, dated July 5, 2024, by and between Virpax Pharmaceuticals, Inc. and Corbo Capital Inc.*

10.2	Security Agreement, dated July 5, 2024, by and between Virpax Pharmaceuticals, Inc. and Corbo Capital Inc.*

99.1	Press Release dated July 8, 2024 issued by Virpax Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: July 8, 2024	By:	/s/ Vinay Shah
Vinay Shah
Chief Financial Officer

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